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                             EXCELSIOR FUNDS, INC.
                                (the "Company")

                            INCOME AND GROWTH FUND

                        Supplement dated April 30, 1999
                      to Prospectus dated August 1, 1998

  On April 8, 1999, the Board of Directors of the Company approved the proposed reorganization of the Company's Income and Growth Fund into the Company's Blended Equity Fund. The proposed reorganization will be submitted to a vote of the shareholders of the Income and Growth Fund on or about June 30, 1999. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of the Income and Growth Fund will be transferred to the Blended Equity Fund, and the shareholders of the Income and Growth Fund will become shareholders of the Blended Equity Fund. A combined proxy statement/prospectus will be mailed to the Income and Growth Fund's shareholders in advance of the meeting. If the reorganization is approved by shareholders, it is expected that the reorganization will occur in or about mid-July 1999.